EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 17, 2000 relating to the
financial  statements,  which  appears in the Newtek  Capital, Inc.   Prospectus
dated August 15, 2000 filed as part of the Newtek Capital, Inc. Registration Statement on Form S-4 (File No. 333-43550).

/s/ PricewaterhouseCoopers LLP

New York, New York
December 11, 2000